                                                                    EXHIBIT 99.3

                             Chase Securities Inc.
                             CSI New Issue Website
                             ---------------------
                               Access Agreement
                               ----------------


The Chase Securities Inc. New Issue Website (the "CSI New Issue Website") is located at cmbmarkets.chase.com/cgi-bin/crm-deallisting.pl, and constitutes a separate portion of The Chase Manhattan Corporation's website located at www.chase.com. Access to the CSI New Issue Website is being made available to you by Chase Securities Inc. if you are located in the United States or Latin America; or, by Chase Manhattan International Limited, if you are located in the European Economic Area. Latin America consists of Argentina, Brazil, Chile, Colombia, Mexico and Venezuela. Access is provided to you individually, in your capacity as a representative of a Chase institutional customer or other qualified entity (the "Company").

Access is provided to you as a revocable privilege on the condition of your agreement to the terms and conditions of access to the CSI New Issue Website set forth in this agreement, including all terms and conditions that may be stated on the Terms and Conditions page of the site, which is incorporated in this agreement by reference.

This agreement is additional to, and does not supersede, any account or other agreements between The Chase Manhattan Corporation or any of its subsidiaries (collectively, "Chase") and you. You represent, each time that you access the CSI New Issue Website, that you have received a user ID and password from a Chase officer in order to provide you with such access, and that you are, at the time of such access, an authorized representative of the Company indicated by you to such Chase officer.

Materials in the CSI New Issue Website may be downloaded and printed for your personal use. Such materials may not be duplicated, copied or re-distributed to any unauthorized person.

You agree that Chase may notify you of any amendments to this agreement by posting the amended terms of this agreement to the CSI New Issue Website and notifying you of such amendment by any reasonable means, including by e-mail or by posting a notice on the home page of the CSI New Issue Website, and that any use of the CSI New Issue Website by you after such posting shall constitute your agreement to the amended terms of this agreement.

You agree that information about specific securities or the issuers thereof, account information, notices and any other information that Chase may be required to send to you may be sent by electronic transmission, including by e-mail or by notification of a posting to the CSI New Issue Website. It is your responsibility to review any account statements and other communications sent to you by e-mail, or the posting of which is notified to you, promptly after transmission or notice. Any communications transmitted to the e-mail address provided by you will be deemed to have been delivered to you.

You understand that neither Chase nor any other person that supplies information to Chase for posting on the CSI New Issue Website guarantees the timeliness, accuracy or completeness of any market data, or other information.

You agree that Chase will have no liability to you for any untimely, inaccurate or incomplete information, any failure, interruption or delay in the transmission of any information, or any loss or damage resulting therefrom.

You agree that your access to the CSI New Issue Website is revocable at any time in the sole discretion of Chase.

                              Chasebond/SM/ Website
                              ---------------------


                         Terms and Conditions of Access
                         ------------------------------


AUTHORIZED USERS. This website has been established by Chase Securities Inc. ("CSI") and Chase Manhattan International Limited ("CMIL"). This website is maintained only for the benefit of authorized professional and institutional investors. If you are not a representative of an authorized user, you should terminate access now.

DATE OF PUBLICATION. Materials posted on this website are published as of their stated date and time or, if no date and time is stated, the date and time of first posting. Neither CSI or CMIL, nor any other party, has undertaken any duty to update any such information.

DISCLAIMERS. Information herein has been obtained from sources believed to be reliable, but neither CSI nor CMIL warrants its completeness or accuracy. The value of the securities or financial instruments mentioned herein (including the income derived therefrom) may be adversely affected by changes in market prices and exchange rates, the imposition of taxes and other factors. Prices, opinions and estimates reflect our judgment on the date of original publication and are subject to change at any time without notice. Information concerning past performance is not necessarily a guide to future performance.

NO OFFER. Unless otherwise expressly stated, the materials and information posted here are presented for informational purposes only, and are not an offer or solicitation for the purchase or sale of any securities or financial instruments or to provide any investment service or investment advice. Securities offered outside the U.S. in reliance on Regulation S under the United States Securities Act of 1933, as amended, are not offered or available to U.S. persons.

SUITABILITY. Securities or financial instruments mentioned herein may not be suitable for all investors. Your particular needs, investment objectives and financial situation were not taken into account in the preparation of this website and the materials contained herein. Each user of this website must make its own independent decisions regarding any securities or financial instruments mentioned herein.

CHASE POSITIONS. The Chase Manhattan Corporation and its affiliates ("Chase") may have their own specific interests in relation to the issuers, any affiliates or sponsors of the issuers, if any, the financial instruments or the transactions which are the subject matter thereof. Chase may have positions or act as market makers in securities or financial instruments mentioned herein (or options with respect thereto) and may also act as trustees, agents, underwriters, advisors or lenders to issuers or issuers' sponsors, if any, or participate on a creditors' committees relating to the restructuring of issuers or sponsors mentioned herein. In addition, employees of Chase may have positions or effect transactions in securities or financial instruments mentioned herein (or options with respect thereto) or serve as directors of issuers or sponsors of issuers, if any, or their affiliates mentioned herein.

MEMBER SIPC. CSI is a member of the SIPC.

INTERNATIONAL PUBLICATION: This website is made available in countries throughout the world by the affiliates of CSI and CMIL designated below. Authorization to access this website may be obtained only from registered representatives of the designated affiliate of CSI or CMIL for the jurisdiction where the user of this website is located. Any person who wants to buy or sell any securities or financial instruments mentioned herein should contact the designated CSI or CMIL affiliate for that jurisdiction.

United States: This website is made available in the United States by CSI -- Member NYSE, NASD/SIPC.

European Economic Area: This website is made available in the European Economic Area (the "EEA") by CMIL, a firm regulated in the conduct of investment business in the United Kingdom by the Securities and Futures Authority Limited. CMIL is regulated by the Securities and Futures Authority and authorized to carry on investment business cross border into other European Economic Area states through a Second Banking Co-ordination Directive passport. The materials on this website have not been made available, in the UK, to private customers (as defined under the rules of the Securities and Futures Authority). Information contained herein may not be distributed to persons in certain jurisdictions, including the Netherlands.

Latin America: This website is made available in Argentina, Brazil, Chile, Colombia and Venezuela by either CSI or CMIL, as applicable.

Asia: This website is may be made available in certain jurisdictions in Asia by either CSI or CMIL, as applicable.

COPYRIGHT NOTICES. The works of authorship contained in this website, including but not limited to all design, text, sound recordings and images, are owned, except as otherwise expressly stated, by Chase. Except as otherwise expressly stated, they may not be copied, transmitted, displayed, performed, distributed (for compensation or otherwise), licensed, altered, framed, stored for subsequent use or otherwise used in whole or in part in any manner without Chase's prior written consent, except to the extent permitted by the Copyright Act of 1976 (17 U.S.C. (S) 107), as amended, and then, only with notices of Chase's proprietary rights.

TRADEMARK NOTICES. "Chase," "Chase Manhattan," and the "Chase Octagon Symbol" are registered trademarks of Chase. Other featured words or symbols, used to identify the source of goods and services, are the trademarks of their respective owners.

WEBSITE CONTENT AND MATERIALS. The information and materials posted on this website -- and the terms and conditions of the access to and use of such information and materials -- are subject to change without notice. Not all products and services are available in all geographic areas. Your eligibility for particular products and services is subject to final CSI or CMIL determination and acceptance.

CSI OR CMIL MAY DISCONTINUE OR MAKE CHANGES IN THE INFORMATION,

PRODUCTS OR SERVICES DESCRIBED HEREIN AT ANY TIME. CSI AND CMIL RESERVE THE RIGHT TO TERMINATE ANY OR ALL WEB OFFERINGS WITHOUT PRIOR NOTICE TO THE USER.

LINKS TO OTHER SITES. Links to non-Chase websites are provided solely as pointers to information on topics that may be useful to users of this website, and neither CSI nor CMIL has control over the content on such non-Chase websites. If you choose to link to a website not controlled by Chase, then Chase, CSI and CMIL make no warranties, either express or implied, concerning the content of such site, including the accuracy, completeness, reliability or suitability thereof for any particular purpose, nor do Chase, CSI or CMIL warrant that such site or content is free from any claims of copyright, trademark or other infringement of the rights of third parties or that such site or content is devoid of viruses or other contamination. None of Chase, CSI and CMIL guarantee the authenticity of documents on the Internet Links to non-Chase sites, nor do any of them imply any endorsement of or responsibility for the opinions, ideas, products, information or services offered at such sites, or any representation regarding the content at such sites.

DISCLAIMER OF ADVICE. Except as otherwise expressly stated, this website does not purport to provide any financial, tax, accounting or legal advice.


NOTICE OF POTENTIAL DISRUPTION OF SERVICE. Access to this website may from time to time be unavailable, delayed, limited or slowed due to, among other things:

* hardware failure, including among other things failures of computers (including your own computer), servers, networks, telecommunication lines and connections, and other electronic and mechanical equipment;
* software failure, including among other things bugs, errors, viruses, configuration problems, incompatibility of systems, utilities or applications, the operation of firewalls or screening programs, unreadable codes, or irregularities within particular documents or other content;
* overload of system capacities;
* damage caused by severe weather, earthquakes, wars or natural disasters; or
* governmental or regulatory restrictions, exchange rulings, court orders or other human intervention.

If access to this website is unavailable, delayed or limited, or if this website does not operate quickly and efficiently, you may be unable to transmit your instructions for transactions and other matters, or such instructions may not be promptly executed or you may be unable to retrieve information on a timely basis. If your operations are dependent on such communications with CSI or CMIL, and such communications are disrupted or delayed, you may suffer losses.

LIMITATION OF LIABILITY. BECAUSE OF THE POSSIBILITY OF HUMAN AND MECHANICAL ERROR AS WELL AS OTHER FACTORS, CHASE, CSI AND CMIL ARE NOT RESPONSIBLE FOR ANY ERRORS IN OR OMISSIONS FROM THE INFORMATION CONTAINED IN OR ACCESSED THROUGH THIS WEBSITE. ALL SUCH INFORMATION IS PROVIDED "AS IS" TO THE USER WITHOUT EXPRESS OR IMPLIED WARRANTIES

OF ANY KIND INCLUDING THE WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OF INTELLECTUAL PROPERTY OR FITNESS FOR ANY PARTICULAR PURPOSE. FURTHERMORE, CHASE, CSI AND CMIL WILL NOT BE LIABLE FOR ANY DELAY, DIFFICULTY IN USE, INACCURACY OF INFORMATION, COMPUTER VIRUSES, MALICIOUS CODE OR OTHER DEFECT IN THIS WEBSITE, ANY INCOMPATIBILITY BETWEEN THIS WEBSITE AND THE USER'S FILES, BROWSER OR OTHER SITE ACCESSING PROGRAM, OR ANY OTHER PROBLEMS EXPERIENCED BY THE USER DUE TO CAUSES BEYOND CHASE'S, CSI'S OR CMIL'S CONTROL. NO LICENSE TO THE USER IS IMPLIED IN THESE DISCLAIMERS.

EXCEPT AS MAY BE OTHERWISE EXPRESSLY PROVIDED BY WRITTEN AGREEMENT BETWEEN CSI OR CMIL AND THE USER, CSI AND CMIL WILL HAVE NO TORT, CONTRACT OR ANY OTHER LIABILITY TO THE USER AND/OR ANY THIRD PARTY ARISING IN CONNECTION WITH THE USE OF THIS WEBSITE, OR RELIANCE ON ANY INFORMATION OR SERVICES PROVIDED AT THIS WEBSITE. CSI AND CMIL WILL UNDER NO CIRCUMSTANCES BE LIABLE TO THE USER AND/OR ANY THIRD PARTY, REGARDLESS OF THE FORM OF ACTION, FOR ANY LOST PROFITS OR LOST OPPORTUNITY, OR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES WHATSOEVER, EVEN IF CSI OR CMIL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

GOVERNING LAW. These terms and conditions, any agreement into which they may be incorporated, and the rights and obligations of the users of this website, shall be governed by and construed in accordance with the internal laws of the State of New York.

With respect to any suit, action or proceedings relating to any of the above ("Legal Proceedings"), you irrevocably: (i) submit to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City; and (ii) waive any objection you may have at any time to the laying of venue of any Legal Proceedings brought in any such court, waive any claim that such Legal Proceedings have been brought in an inconvenient forum and further waive the right to object, with respect to such Legal Proceedings, that such court does not have any jurisdiction over it.

YOU AGREE THAT A FINAL JUDGMENT IN ANY SUCH LEGAL PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Nothing in this Governing Law provision precludes any party from bringing Legal Proceedings in any other jurisdiction nor will the bringing of Legal Proceedings in any one or more jurisdictions preclude the bringing of Legal Proceedings in any other jurisdiction.

                              Chasebond/SM/ Website
                              ---------------------

                         General Disclaimer and Consent
                         ------------------------------

INTRODUCTION

Please read the following information carefully.

GENERAL INFORMATION

You hereby represent that you have been designated and authorized by Chase Securities Inc. ("CSI") or Chase Manhattan International Limited ("CMIL") to receive and view this website and have been provided with the password required to access this site directly by CSI or CMIL and by no other person. For persons located in the U.S. and Latin America, authorization and investment services are provided by CSI. For persons located in the European Economic Area, authorization and investment services are provided by CMIL. CMIL is regulated by the Securities and Futures Authority and authorized to carry on investment business cross-border into other European Economic Area states through a Second Banking Co-ordination Directive passport. The permission to access this transmission is exclusive to you individually in your capacity as a representative of a CSI or CMIL institutional customer (the "Customer"), and is not transferable. You further represent that you have not passed, and will not pass, the password on to any other persons.

While all reasonable care has been taken to ensure that the information stated in this website is accurate, it has not been possible to verify independently such information and, so far as permitted by applicable law, no liability is accepted by CSI, CMIL or any of their affiliates for the accuracy or completeness thereof and nothing contained herein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever.

Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance. An indication of interest in response to this Website will involve no obligation or commitment of any kind.

Access is provided to you as a revocable privilege on the condition of your agreement, on behalf of the Customer, and by accessing this website, you agree to the terms and conditions of the Access Agreement for this website and the
                                   ----------------
Terms and Conditions of Access incorporated therein by reference, and this
------------------------------
General Disclaimer and Consent.

You hereby represent and agree that you will abide by any applicable special limitations, such as the private placement and Rule 144A only notice, the Rule 144A/Regulation S notice or the Regulation S only notice below, on the nature of a purchaser as it relates to the types of securities and manner in which they are being offered by any particular issuer.

DISCLAIMERS

This website is neither an offer to sell nor a solicitation of an offer to buy any securities. Any such offering is made only by, and subject to, the related final offering documents. This website may contain offering documents relating to offerings of securities of one or more issuers. You agree to refer to those offering documents for more complete information about any such offering before making an investment decision. Any preliminary offering document contained on this website is subject to completion or amendment.

You understand that this transmission is solely for viewing by the persons designated and authorized by CSI or CMIL and that you are permitted to download and print out and store materials and information posted to this website, for your personal use only. You agree to return or destroy any material or information obtained from this website at the request of CSI or CMIL.

YOU MAY NOT PROVIDE ACCESS TO THIS WEBSITE TO ANY PERSON NOT AUTHORIZED BY CSI OR CMIL TO ACCESS THIS WEBSITE. THE PAGES THAT COMPRISE THIS WEBSITE AND MATERIALS POSTED ON THIS WEBSITE MAY BE DOWNLOADED AND PRINTED FOR YOUR PERSONAL USE ONLY. NEITHER THE PAGES OF THIS WEBSITE NOR ANY MATERIALS POSTED ON THIS WEBSITE MAY BE REPRODUCED IN ANY OTHER MANNER WHATSOEVER. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THE PAGES OF THIS WEBSITE OR ANY SUCH MATERIALS, IN WHOLE OR IN PART, IS UNAUTHORIZED. FAILURE TO COMPLY WITH THIS DIRECTIVE MAY RESULT IN A VIOLATION OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

This transmission may only be accessible for a limited period.


U.S. REGISTERED PUBLIC OFFERING NOTICE, IF APPLICABLE

If an applicable offering is being conducted as a U.S. registered public offering in accordance with the Securities Act, the following information applies with respect to the offering of the securities offered by that issuer:

A registration statement relating to these securities has been filed with the Securities and Exchange Commission and may or may not be effective. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance. An indication of interest in response to this website will involve no obligation or commitment of any kind.

PRIVATE PLACEMENT OR RULE 144A ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted in the United States in accordance with Rule 144A of the Securities Act, the following information applies for investors in the United States with respect to the offering of the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors in the United States must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

While the information contained herein has been obtained from sources believed to be reliable, CSI does not offer any opinion or assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or its officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. CSI does not assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents has been supplied by issuers of the securities and issuers' sponsors, if any, and has not been independently verified by CSI, CMIL or their affiliates.

RULE 144A/REGULATION S NOTICE, IF APPLICABLE

If an applicable offering is being conducted inside the United States in accordance with Rule 144A of the Securities Act and is also being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors in the United States, you must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors outside the United States, you must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents has been supplied by issuers of the securities and issuers' sponsors, if any, and has not been independently verified by CSI, CMIL or their affiliates.

REGULATION S ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents has been supplied by issuers of the securities and issuers' sponsors, if any, and has not been independently verified by CSI, CMIL or their affiliates.

CONSENT TO ELECTRONIC DELIVERY OF OFFERING DOCUMENTS

By accessing this website, you are consenting to delivery to you of the preliminary offering documents, if any, and final offering documents for the offered securities and any amended offering documents by means of posting to this website. CSI or CMIL will notify you by e-mail of the posting of any amended offering document. Any offering documents, and any amended offering documents, will be posted to this website from the commencement of the offering of the securities until the initial sale of the securities by the issuer to the underwriters. You will need Adobe Acrobat(r) Reader version 3.0 or higher in order to view the offering documents, any amended offering documents and any other documents posted on this website. Any e-mail message sent to the e-mail address you have provided to us will be deemed to have been delivered, unless we receive notice that such e-mail message was not delivered. Please acknowledge your consent below to proceed.

                               [ChaseBond Logo]
                                     Index
                 Show deals for: Current | All | Past | Future
                                 -------   ---   ----   ------
          Show/Hide Demo Deals: Show Demos | Hide Demos | Only Demos
                                ----------   ----------   ----------
              See 'As Investor': All Current and Completed Deals
                                 -------------------------------
                                Create New Deal
                                ---------------

------------------------------------------------------------------------------------------------------------
                         Issuer                                                       Posted
                         IKON                           Lease-Backed                  05/22       ORDERS
                         ----                                                                     ------
                         Receivables,                   Notes, Series 2000-
                         ------------                   1
                         LLC
                         ---
            (S)          Triton                         1441/Reg S
                         ------
                         Aviation                       Secured Notes                 05/16       ORDERS
                         --------                                                                 ------
                         Finance
                         -------

If the deal that you are looking for does not appear, please contact your Chase Sales Representative.

Deals marked with a (S) are not generally visible to external users, even when such deals are current. Each user must be individually given permission to see such deals on a deal-by-deal basis.


Access Agreement | Terms & Conditions | General Disclaimer & Consent
----------------   ------------------   ----------------------------

This website shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any sales of the securities offered will be executed only by the underwriters for that offering. YOU MAY NOT PROVIDE ACCESS TO THIS WEBSITE TO ANY PERSON NOT AUTHORIZED BY CHASE SECURITIES INC. OR CHASE MANHATTAN INTERNATIONAL LIMITED TO ACCESS THIS WEBSITE. THE PAGES THAT COMPRISE THIS WEBSITE AND MATERIALS POSTED ON THIS WEBSITE MAY BE DOWNLOADED AND PRINTED FOR YOUR PERSONAL USE ONLY. NEITHER THE PAGES OF THIS WEBSITE NOR ANY MATERIALS POSTED ON THIS WEBSITE MAY BE REPRODUCED IN ANY OTHER MANNER WHATSOEVER. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THE PAGES OF THIS WEBSITE OR ANY SUCH MATERIALS, IN WHOLE OR IN PART, IS UNAUTHORIZED. FAILURE TO COMPLY WITH THIS DIRECTIVE MAY RESULT IN A VIOLATION OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

Access to this website, and to all information contained within it, and any investment services provided in connection with it, are provided by Chase Securities Inc ("CSI"). Except if the investor is located within the European Economic Area, they are provided by Chase Manhattan International Limited ("CMIL"), a firm regulated in the conduct of investment business in the United Kingdom by the Securities and Futures Authority, unless otherwise noted in the offering document.

By accessing this website, you shall be deemed to have agreed that the Access Agreement, Terms & Conditions and General Disclaimer & Consent apply to each of the portions of this website devoted to each transaction listed above.

U.S. REGISTERED PUBLIC OFFERING NOTICE, IF APPLICABLE

If an applicable offering is being conducted as a U.S. registered public offering in accordance with the Securities Act, the following information applies with respect to the offering of the securities offered by that issuer:

A registration statement relating to these securities has been filed with the Securities and Exchange Commission and may or may not be effective. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance. An indication of interest in response to this website will involve no obligation or commitment of any kind.

PRIVATE PLACEMENT OR RULE 144A ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted in the United States in accordance with Rule 144A of the Securities Act, the following information applies for investors in the United States with respect to the offering of the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors in the United States must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

While the information contained herein has been obtained from sources believed to be reliable, CSI does not offer any opinion or assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or its officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. CSI does not assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents has been supplied by issuers of the securities and issuers' sponsors, if any, and has not been independently verified by CSI or its affiliates.

RULE 144A/REGULATION S NOTICE, IF APPLICABLE

If an applicable offering is being conducted inside the United States in accordance with Rule 144A of the Securities Act and is also being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors in the United States, you must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors outside the United States, you must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents has been supplied by issuers of the securities and issuers' sponsors, if any, and has not been independently verified by CSI, CMIL or their affiliates.

REGULATION S ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person. While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents has been supplied by issuers of the securities and issuers' sponsors, if any, and has not been independently verified by CSI, CMIL or their affiliates.

                                [ChaseBond logo]

                                New Issue Terms
                             IKON Receivables, LLC
                       Lease-Backed Notes, Series 2000-1
                                  $498,510,000
                   IOS Capital, Inc.--Originator and Servicer
          Posting Date:  22-May-2000--Last Update:  24-May-2000 19:58

                              SUMMARY OF TRANCHES


   Class      Approximate    Pass-Through     Expected       Weighted       Ratings        B'mark        Price
                Initial          Rate          Final          Average      (Moody's/                    Guidance
               Principal     Description    Maturity (1)       Life           S&P)
                 Amount                                    (Approx.) (1)
A-1 Notes     $130,000,000      Fixed          Apr 2001          .41       P-1/A1+      5 month LIBOR     TBD
---------
A-2 Notes     $ 54,000,000      Fixed          Sep 2001         1.05       Aaa/AAA      EDSF              TBD
---------
A-3 Notes     $230,000,000      Floating       Sep 2003         2.17       Aaa/AAA      1 month LIBOR     TBD
---------
A-4 Notes     $ 84,510,000      Floating       Nov 2004         3.82       Aaa/AAA      1 month LIBOR     TBD
---------

(1)   Based on an assumed prepayment speed of 0% CPR


This website shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any sales of the securities offered will be executed only by the underwriters for that offering.

YOU MAY NOT PROVIDE ACCESS TO THIS WEBSITE TO ANY PERSON NOT AUTHORIZED BY CHASE SECURITIES INC. ("CSI") OR CHASE MANHATTAN INTERNATIONAL LIMITED ("CMIL") TO ACCESS THIS WEBSITE. THE PAGES THAT COMPRISE THIS WEBSITE AND MATERIALS POSTED ON THIS WEBSITE MAY BE DOWNLOADED AND PRINTED FOR YOUR PERSONAL USE. NEITHER THE PAGES OF THIS WEBSITE NOR ANY MATERIALS POSTED ON THIS WEBSITE MAY BE REPRODUCED IN ANY OTHER MANNER WHATSOEVER. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THE PAGES OF THIS WEBSITE OR ANY SUCH MATERIALS, IN WHOLE OR IN PART, IS UNAUTHORIZED. FAILURE TO COMPLY WITH THIS DIRECTIVE MAY RESULT IN A VIOLATION OF THE SECURITIES ACT.

Access to this website, and to all information contained within it, and any investment services provided in connection with it, are provided by CSI, except if the investor is located within the European Economic Area, they are provided by CMIL, a firm regulated in the conduct of investment business in the United Kingdom by the Securities and Futures Authority, unless otherwise noted in the offering document.

By accessing this website, you shall be deemed to have agreed that the Access Agreement, Terms & Conditions and General Disclaimer & Consent apply to each of the portions of this website devoted to each transaction listed above.

Each term of the offering and security described above is qualified in its entirety by the terms of the offering and security in the final offering document. Investors should read the final offering document prior to making an investment in the securities.

Investors in the United States and Latin America may obtain preliminary offering documents, if any, and final offering documents by contacting their sales person at Chase Securities Inc., 270 Park Avenue, New York, New

York 10017, or the Syndicate Desk, Telephone No.: 212-834-4533. Investors in the European Economic Area may obtain preliminary offering documents, if any, and final offering documents from Chase Manhattan International Limited, 125 London Wall, London EC2Y 5AJ, United Kingdom, Attention Syndicate Desk, and Telephone No.: 44-207-777-2000.

For investors in the United States and Latin America who want to submit an order, please call your salesperson at Chase Securities Inc. For investors in the European Economic Area who want to place an order, please call your salesperson at Chase Manhattan International Limited.

U.S. REGISTERED PUBLIC OFFERING NOTICE, IF APPLICABLE

If an applicable offering is being conducted as a U.S. registered public offering in accordance with the Securities Act, the following information applies with respect to the offering of the securities offered by that issuer:

A registration statement relating to these securities has been filed with the Securities and Exchange Commission and may or may not be effective. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance. An indication of interest in response to this website will involve no obligation or commitment of any kind.

PRIVATE PLACEMENT OR RULE 144A ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted in the United States in accordance with Rule 144A of the Securities Act, the following information applies for investors in the United States with respect to the offering of the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors in the United States must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

While the information contained herein has been obtained from sources believed to be reliable, CSI does not offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or its officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. CSI does not assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

RULE 144A/REGULATION S NOTICE, IF APPLICABLE

If an applicable offering is being conducted inside the United States in accordance with Rule 144A of the Securities Act and is also being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors in the United States, you must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors outside the United States, you must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

REGULATION S ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

                                [ChaseBond logo]

                                New Issue Terms
                             IKON Receivables, LLC
                       Lease-Backed Notes, Series 2000-1
                                  $498,510,000
                   IOS Capital, Inc.--Originator and Servicer
          Posting Date:  22-May-2000--Last Update:  24-May-2000 19:58

    Issuer                                                   IKON Receivables, LLC
    Class                                                    A-1 Notes
    Approximate Initial Principal Amount                     $130,000,000
    Currency                                                 U.S. Dollar
    Deal Type                                                Public, SEC Registered
    Ratings (Moody's/S&P)                                    P-1/A1+
    Expected Final Maturity                                  Apr 2001
    Expected Average Life (Years)                            .41
    Price Guidance                                           TBD
    Benchmark                                                5 month LIBOR
    Fixed/Floating                                           Fixed
    ------------------------------------------------------------------------------------------------
    Settlement Type                                          Flat
    Clearance Facility                                       DTC/Euroclear/Clearstream
    Minimum Denomination                                     $1,000
    Incremental Denomination                                 $1,000
    ------------------------------------------------------------------------------------------------
    Lead Manager                                             Chase Securities Inc.

This website shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any sales of the securities offered will be executed only by the underwriters for that offering.

YOU MAY NOT PROVIDE ACCESS TO THIS WEBSITE TO ANY PERSON NOT AUTHORIZED BY CHASE SECURITIES INC. ("CSI") OR CHASE MANHATTAN INTERNATIONAL LIMITED ("CMIL") TO ACCESS THIS WEBSITE. THE PAGES THAT COMPRISE THIS WEBSITE AND MATERIALS POSTED ON THIS WEBSITE MAY BE DOWNLOADED AND PRINTED FOR YOUR PERSONAL USE. NEITHER THE PAGES OF THIS WEBSITE NOR ANY MATERIALS POSTED ON THIS WEBSITE MAY BE REPRODUCED IN ANY OTHER MANNER WHATSOEVER. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THE PAGES OF THIS WEBSITE OR ANY SUCH MATERIALS, IN WHOLE OR IN PART, IS UNAUTHORIZED. FAILURE TO COMPLY WITH THIS DIRECTIVE MAY RESULT IN A VIOLATION OF THE SECURITIES ACT.

Access to this website, and to all information contained within it, and any investment services provided in connection with it, are provided by CSI, except if the investor is located within the European Economic

Area, they are provided by CMIL, a firm regulated in the conduct of investment business in the United Kingdom by the Securities and Futures Authority, unless otherwise noted in the offering document.

By accessing this website, you shall be deemed to have agreed that the Access Agreement, Terms & Conditions and General Disclaimer & Consent apply to each of the portions of this website devoted to each transaction listed above.

Each term of the offering and security described above is qualified in its entirety by the terms of the offering and security in the final offering document. Investors should read the final offering document prior to making an investment in the securities.

Investors in the United States and Latin America may obtain preliminary offering documents, if any, and final offering documents by contacting their sales person at Chase Securities Inc., 270 Park Avenue, New York, New York 10017, or the Syndicate Desk, Telephone No.: 212-834-4533. Investors in the European Economic Area may obtain preliminary offering documents, if any, and final offering documents from Chase Manhattan International Limited, 125 London Wall, London EC2Y 5AJ, United Kingdom, Attention Syndicate Desk, and Telephone No.: 44-207-777-2000.

For investors in the United States and Latin America who want to submit an order, please call your salesperson at Chase Securities Inc. For investors in the European Economic Area who want to place an order, please call your salesperson at Chase Manhattan International Limited.

U.S. REGISTERED PUBLIC OFFERING NOTICE, IF APPLICABLE

If an applicable offering is being conducted as a U.S. registered public offering in accordance with the Securities Act, the following information applies with respect to the offering of the securities offered by that issuer:

A registration statement relating to these securities has been filed with the Securities and Exchange Commission and may or may not be effective. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance. An indication of interest in response to this website will involve no obligation or commitment of any kind.

PRIVATE PLACEMENT OR RULE 144A ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted in the United States in accordance with Rule 144A of the Securities Act, the following information applies for investors in the United States with respect to the offering of the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors in the United States must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

While the information contained herein has been obtained from sources believed to be reliable, CSI does not offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or its officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. CSI does not assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

RULE 144A/REGULATION S NOTICE, IF APPLICABLE

If an applicable offering is being conducted inside the United States in accordance with Rule 144A of the Securities Act and is also being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors in the United States, you must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors outside the United States, you must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

REGULATION S ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

                                [ChaseBond logo]

                                New Issue Terms
                             IKON Receivables, LLC
                       Lease-Backed Notes, Series 2000-1
                                  $498,510,000
                   IOS Capital, Inc.--Originator and Servicer
          Posting Date:  22-May-2000--Last Update:  24-May-2000 19:58

    Issuer                                                   IKON Receivables, LLC
    Class                                                    A-2 Notes
    Approximate Initial Principal Amount                     $54,000,000
    Currency                                                 U.S. Dollar
    Deal Type                                                Public, SEC Registered
    Ratings (Moody's/S&P)                                    Aaa/AAA
    Expected Final Maturity                                  Sep 2001
    Expected Average Life (Years)                            1.05
    Price Guidance                                           TBD
    Benchmark                                                EDSF
    Fixed/Floating                                           Fixed
    ----------------------------------------------------------------------------------------------
    Settlement Type                                          Flat
    Clearance Facility                                       DTC/Euroclear/Clearstream
    Minimum Denomination                                     $     1,000
    Incremental Denomination                                 $     1,000
    ----------------------------------------------------------------------------------------------
    Lead Manager                                             Chase Securities Inc.


This website shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any sales of the securities offered will be executed only by the underwriters for that offering.

YOU MAY NOT PROVIDE ACCESS TO THIS WEBSITE TO ANY PERSON NOT AUTHORIZED BY CHASE SECURITIES INC. ("CSI") OR CHASE MANHATTAN INTERNATIONAL LIMITED ("CMIL") TO ACCESS THIS WEBSITE. THE PAGES THAT COMPRISE THIS WEBSITE AND MATERIALS POSTED ON THIS WEBSITE MAY BE DOWNLOADED AND PRINTED FOR YOUR PERSONAL USE. NEITHER THE PAGES OF THIS WEBSITE NOR ANY MATERIALS POSTED ON THIS WEBSITE MAY BE REPRODUCED IN ANY OTHER MANNER WHATSOEVER. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THE PAGES OF THIS WEBSITE OR ANY SUCH MATERIALS, IN WHOLE OR IN PART, IS UNAUTHORIZED. FAILURE TO COMPLY WITH THIS DIRECTIVE MAY RESULT IN A VIOLATION OF THE SECURITIES ACT.

Access to this website, and to all information contained within it, and any investment services provided in connection with it, are provided by CSI, except if the investor is located within the European Economic Area, they are provided by CMIL, a firm regulated in the conduct of investment business in the United Kingdom by the Securities and Futures Authority, unless otherwise noted in the offering document.

By accessing this website, you shall be deemed to have agreed that the Access Agreement, Terms & Conditions and General Disclaimer & Consent apply to each of the portions of this website devoted to each transaction listed above.

Each term of the offering and security described above is qualified in its entirety by the terms of the offering and security in the final offering document. Investors should read the final offering document prior to making an investment in the securities.

Investors in the United States and Latin America may obtain preliminary offering documents, if any, and final offering documents by contacting their sales person at Chase Securities Inc., 270 Park Avenue, New York, New York 10017, or the Syndicate Desk, Telephone No.: 212-834-4533. Investors in the European Economic Area may obtain preliminary offering documents, if any, and final offering documents from Chase Manhattan International Limited, 125 London Wall, London EC2Y 5AJ, United Kingdom, Attention Syndicate Desk, and Telephone No.: 44-207-777-2000.

For investors in the United States and Latin America who want to submit an order, please call your salesperson at Chase Securities Inc. For investors in the European Economic Area who want to place an order, please call your salesperson at Chase Manhattan International Limited.

U.S. REGISTERED PUBLIC OFFERING NOTICE, IF APPLICABLE

If an applicable offering is being conducted as a U.S. registered public offering in accordance with the Securities Act, the following information applies with respect to the offering of the securities offered by that issuer:

A registration statement relating to these securities has been filed with the Securities and Exchange Commission and may or may not be effective. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance. An indication of interest in response to this website will involve no obligation or commitment of any kind.

PRIVATE PLACEMENT OR RULE 144A ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted in the United States in accordance with Rule 144A of the Securities Act, the following information applies for investors in the United States with respect to the offering of the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors in the United States must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

While the information contained herein has been obtained from sources believed to be reliable, CSI does not offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or its officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. CSI does not assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

RULE 144A/REGULATION S NOTICE, IF APPLICABLE

If an applicable offering is being conducted inside the United States in accordance with Rule 144A of the Securities Act and is also being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors in the United States, you must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors outside the United States, you must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

REGULATION S ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

                                [ChaseBond logo]

                                New Issue Terms
                             IKON Receivables, LLC
                       Lease-Backed Notes, Series 2000-1
                                  $498,510,000
                   IOS Capital, Inc.--Originator and Servicer
          Posting Date:  22-May-2000--Last Update:  24-May-2000 19:58

    Issuer                                                   IKON Receivables, LLC
    Class                                                    A-3 Notes
    Approximate Initial Principal Amount                     $230,000,000
    Currency                                                 U.S. Dollar
    Deal Type                                                Public, SEC Reistered
    Ratings (Moody's/S&P)                                    Aaa/AAA
    Expected Final Maturity                                  Sep 2003
    Expected Average Life (Years)                            2.17
    Price Guidance                                           TBD
    Benchmark                                                1 month LIBOR
    Fixed/Floating                                           Floating
    -------------------------------------------------------------------------------------------------
    Settlement Type                                          Flat
    Clearance Facility                                       DTC/Euroclear/Clearstream
    Minimum Denomination                                     $ 1,000
    Incremental Denomination                                 $ 1,000
    -------------------------------------------------------------------------------------------------
    Lead Manager                                             Chase Securities Inc.

This website shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any sales of the securities offered will be executed only by the underwriters for that offering.

YOU MAY NOT PROVIDE ACCESS TO THIS WEBSITE TO ANY PERSON NOT AUTHORIZED BY CHASE SECURITIES INC. ("CSI") OR CHASE MANHATTAN INTERNATIONAL LIMITED ("CMIL") TO ACCESS THIS WEBSITE. THE PAGES THAT COMPRISE THIS WEBSITE AND MATERIALS POSTED ON THIS WEBSITE MAY BE DOWNLOADED AND PRINTED FOR YOUR PERSONAL USE. NEITHER THE PAGES OF THIS WEBSITE NOR ANY MATERIALS POSTED ON THIS WEBSITE MAY BE REPRODUCED IN ANY OTHER MANNER WHATSOEVER. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THE PAGES OF THIS WEBSITE OR ANY SUCH MATERIALS, IN WHOLE OR IN PART, IS UNAUTHORIZED. FAILURE TO COMPLY WITH THIS DIRECTIVE MAY RESULT IN A VIOLATION OF THE SECURITIES ACT.

Access to this website, and to all information contained within it, and any investment services provided in connection with it, are provided by CSI, except if the investor is located within the European Economic

Area, they are provided by CMIL, a firm regulated in the conduct of investment business in the United Kingdom by the Securities and Futures Authority, unless otherwise noted in the offering document.

By accessing this website, you shall be deemed to have agreed that the Access Agreement, Terms & Conditions and General Disclaimer & Consent apply to each of the portions of this website devoted to each transaction listed above.

Each term of the offering and security described above is qualified in its entirety by the terms of the offering and security in the final offering document. Investors should read the final offering document prior to making an investment in the securities.

Investors in the United States and Latin America may obtain preliminary offering documents, if any, and final offering documents by contacting their sales person at Chase Securities Inc., 270 Park Avenue, New York, New York 10017, or the Syndicate Desk, Telephone No.: 212-834-4533. Investors in the European Economic Area may obtain preliminary offering documents, if any, and final offering documents from Chase Manhattan International Limited, 125 London Wall, London EC2Y 5AJ, United Kingdom, Attention Syndicate Desk, and Telephone No.: 44-207-777-2000.

For investors in the United States and Latin America who want to submit an order, please call your salesperson at Chase Securities Inc. For investors in the European Economic Area who want to place an order, please call your salesperson at Chase Manhattan International Limited.

U.S. REGISTERED PUBLIC OFFERING NOTICE, IF APPLICABLE

If an applicable offering is being conducted as a U.S. registered public offering in accordance with the Securities Act, the following information applies with respect to the offering of the securities offered by that issuer:

A registration statement relating to these securities has been filed with the Securities and Exchange Commission and may or may not be effective. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance. An indication of interest in response to this website will involve no obligation or commitment of any kind.

PRIVATE PLACEMENT OR RULE 144A ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted in the United States in accordance with Rule 144A of the Securities Act, the following information applies for investors in the United States with respect to the offering of the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors in the United States must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

While the information contained herein has been obtained from sources believed to be reliable, CSI does not offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or its officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. CSI does not assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

RULE 144A/REGULATION S NOTICE, IF APPLICABLE

If an applicable offering is being conducted inside the United States in accordance with Rule 144A of the Securities Act and is also being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors in the United States, you must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors outside the United States, you must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

REGULATION S ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

                                [ChaseBond logo]

                                New Issue Terms
                             IKON Receivables, LLC
                       Lease-Backed Notes, Series 2000-1
                                  $498,510,000
                   IOS Capital, Inc.--Originator and Servicer
          Posting Date:  22-May-2000--Last Update:  24-May-2000 19:58

    Issuer                                                   IKON Receivables, LLC
    Class                                                    A-4 Notes
    Approximate Initial Principal Amount                     $84,510,000
    Currency                                                 U.S. Dollar
    Deal Type                                                Public, SEC Registered
    Ratings (Moody's/S&P)                                    Aaa/AAA
    Expected Final Maturity                                  Nov 2004
    Expected Average Life (Years)                            3.82
    Price Guidance                                           TBD
    Benchmark                                                1 month LIBOR
    Fixed/Floating                                           Floating
    -----------------------------------------------------------------------------------------------
    Settlement Type                                          Flat
    Clearance Facility                                       DTC/Euroclear/Clearstream
    Minimum Denomination                                     $     1,000
    Incremental Denomination                                 $     1,000
    -----------------------------------------------------------------------------------------------
    Lead Manager                                             Chase Securities Inc.


This website shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any sales of the securities offered will be executed only by the underwriters for that offering.

YOU MAY NOT PROVIDE ACCESS TO THIS WEBSITE TO ANY PERSON NOT AUTHORIZED BY CHASE SECURITIES INC. ("CSI") OR CHASE MANHATTAN INTERNATIONAL LIMITED ("CMIL") TO ACCESS THIS WEBSITE. THE PAGES THAT COMPRISE THIS WEBSITE AND MATERIALS POSTED ON THIS WEBSITE MAY BE DOWNLOADED AND PRINTED FOR YOUR PERSONAL USE. NEITHER THE PAGES OF THIS WEBSITE NOR ANY MATERIALS POSTED ON THIS WEBSITE MAY BE REPRODUCED IN ANY OTHER MANNER WHATSOEVER. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THE PAGES OF THIS WEBSITE OR ANY SUCH MATERIALS, IN WHOLE OR IN PART, IS UNAUTHORIZED. FAILURE TO COMPLY WITH THIS DIRECTIVE MAY RESULT IN A VIOLATION OF THE SECURITIES ACT.

Access to this website, and to all information contained within it, and any investment services provided in connection with it, are provided by CSI, except if the investor is located within the European Economic

Area, they are provided by CMIL, a firm regulated in the conduct of investment business in the United Kingdom by the Securities and Futures Authority, unless otherwise noted in the offering document.

By accessing this website, you shall be deemed to have agreed that the Access Agreement, Terms & Conditions and General Disclaimer & Consent apply to each of the portions of this website devoted to each transaction listed above.

Each term of the offering and security described above is qualified in its entirety by the terms of the offering and security in the final offering document. Investors should read the final offering document prior to making an investment in the securities.

Investors in the United States and Latin America may obtain preliminary offering documents, if any, and final offering documents by contacting their sales person at Chase Securities Inc., 270 Park Avenue, New York, New York 10017, or the Syndicate Desk, Telephone No.: 212-834-4533. Investors in the European Economic Area may obtain preliminary offering documents, if any, and final offering documents from Chase Manhattan International Limited, 125 London Wall, London EC2Y 5AJ, United Kingdom, Attention Syndicate Desk, and Telephone No.: 44-207-777-2000.

For investors in the United States and Latin America who want to submit an order, please call your salesperson at Chase Securities Inc. For investors in the European Economic Area who want to place an order, please call your salesperson at Chase Manhattan International Limited.

U.S. REGISTERED PUBLIC OFFERING NOTICE, IF APPLICABLE

If an applicable offering is being conducted as a U.S. registered public offering in accordance with the Securities Act, the following information applies with respect to the offering of the securities offered by that issuer:

A registration statement relating to these securities has been filed with the Securities and Exchange Commission and may or may not be effective. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance. An indication of interest in response to this website will involve no obligation or commitment of any kind.

PRIVATE PLACEMENT OR RULE 144A ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted in the United States in accordance with Rule 144A of the Securities Act, the following information applies for investors in the United States with respect to the offering of the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors in the United States must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

While the information contained herein has been obtained from sources believed to be reliable, CSI does not offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or its officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. CSI does not assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.

RULE 144A/REGULATION S NOTICE, IF APPLICABLE

If an applicable offering is being conducted inside the United States in accordance with Rule 144A of the Securities Act and is also being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors in the United States, you must be qualified institutional buyers ("QIBs"), as defined under Rule 144A of the Securities Act. By accessing this website, you shall be deemed to have represented that you and any customers you represent are QIBs.

In order to be eligible to view this website or make an investment decision with respect to the securities for investors outside the United States, you must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.
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REGULATION S ONLY NOTICE, IF APPLICABLE

If an applicable offering is being conducted outside the United States in accordance with Regulation S under the Securities Act, the following information applies with respect to the securities offered by that issuer:

THE SECURITIES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

In order to be eligible to view this website or make an investment decision with respect to the securities, investors must not be a U.S. person (within the meaning of Regulation S under the Securities Act). By accessing this website, you shall be deemed to have represented that you are not a U.S. person.

While the information contained herein has been obtained from sources believed to be reliable, CSI and CMIL neither offer any opinion nor assume any responsibility for the adequacy, accuracy or completeness of any information contained herein or for the omission of any information relating thereto, and none of CSI or CMIL, their officers, directors, employees or representatives shall be liable for any loss or damages of any kind resulting from the use of the information contained herein or otherwise supplied. Neither CSI nor CMIL assume responsibility for the performance of any obligations of issuers or sponsors, if any, or any other person referred to in this website and the offering documents or for the due execution, validity or enforceability of the securities or for the value or validity of any collateral or security interests pledged, if any, in connection therewith. Nothing contained herein shall form the basis of or be relied upon in connection with any other contract or commitment regarding any such offer or investment decision whatsoever. The information contained in this website does not constitute investment advice.

The information contained in this website and the preliminary offering documents, if any, and final offering documents have been supplied by issuers of the securities and issuers' sponsors, if any, and have not been independently verified by CSI, CMIL or their affiliates.